Supplement dated June 30, 2014
to
Prospectus dated April 28, 2014
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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. (the “Company”) dated April 28, 2014 (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 26 of the Prospectus before you decide to invest.

This supplement updates the Prospectus to include an amendment to the Expense Support and Conditional Reimbursement Agreement with our Adviser.

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PROSPECTUS SUMMARY

This supplement replaces the second paragraph in the section entitled “Prospectus Summary-Management and Incentive Fee Waiver” on page 11 of the Prospectus with the following:

On December 30, 2013, we entered into an expense support and conditional reimbursement agreement with our Adviser, which we subsequently amended on March 31, 2014 and June 30, 2014 and which, as amended, we refer to in this Prospectus as the Expense Reimbursement Agreement. Under the Expense Reimbursement Agreement, until September 30, 2014, or a prior date agreed by the parties, our Adviser, at its sole discretion, will pay to us up to 100% of our operating expenses. Expense support payments made under the Expense Reimbursement Agreement are subject to mandatory reimbursement by us of any 2014 expense support payment made by our Adviser to the extent that our operating results exceed the operating expense objective, as defined in the Expense Reimbursement Agreement, during the year ending December 31, 2014.  To the extent any portion of any 2014 expense support payments remains unreimbursed after we have made any mandatory reimbursement payment of 2014 expense support payments and reimbursed all outstanding expense support payments under our 2013 expense reimbursement agreement, our board of directors, at its discretion, may approve a conditional reimbursement repayment of such unreimbursed 2014 expense support payment, upon the determination by our board of directors that we have achieved a reasonable level of expenses relative to our investment income. For the year ended December 31, 2013, our Adviser made an expense support payment to us of $153,000, under the terms of our 2013 expense reimbursement agreement, which was applicable to the fourth quarter of 2013. The Expense Reimbursement Agreement may be terminated by us at any time and shall automatically terminate upon termination of the Advisory Agreement or upon liquidation or dissolution of us.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This supplement replaces the last paragraph in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Overview - Base Management Fee, Incentive Fee, Administrative Expense Waiver” on page 49 of the Prospectus with the following:

On December 30, 2013, we and the Adviser agreed to an Expense Support and Conditional Reimbursement Agreement, which we subsequently amended on March 31, 2014 and June 30, 2014, and which, as amended, we refer to in this Prospectus as the Expense Reimbursement Agreement. Under the Expense Reimbursement Agreement, until September 30, 2014 or a prior date mutually agreed to by both parties, the Adviser, at its sole discretion, will pay to us up to 100% of the Company’s operating expenses, which we refer to in this Prospectus as the Expense Support Payment, in order for us to achieve a reasonable level of expenses relative to its investment income, which we refer to in this Prospectus as the Operating Expense Objective. Under the Expense Reimbursement Agreement, operating expenses are defined as third party operating costs and expenses incurred by the Company between January 1, 2014 and September 30, 2014 under generally accepted accounting principles for investment management companies. The Expense Reimbursement Agreement requires a mandatory reimbursement of any Expense Support Payment to the extent that our results exceed the Operating Expense Objective during the year ending December 31, 2014, which we refer to in this Prospectus as a Mandatory Reimbursement Payment. Any Mandatory Reimbursement Payment under the Expense Reimbursement Agreement will be determined by the Adviser and us and will not be subject to Board approval. To the extent that any portion of the Expense Support Payments remains unreimbursed after the Company has made any Mandatory Reimbursement Payments, the Board, in its discretion, may approve the repayment of such unreimbursed outstanding Expense Support Payments upon a determination by the Board that the Company has achieved the Operating Expense Objective during any calendar quarter. Under the Expense Reimbursement Agreement, any unreimbursed Expense Support Payments may be reimbursed by us within a period not to exceed three years from the date each respective Expense Support Payment is determined, but only after any outstanding Expense Support Payment amounts have been reimbursed under that certain Expense Support and Conditional Reimbursement Agreement, dated as of November 11, 2013, by and between us and the Adviser. Any Expense Support Payments that remain unreimbursed three years after such payment is determined will be considered permanently waived. The Expense Reimbursement Agreement may be terminated by us at any time, and shall automatically terminate upon termination of the Advisory Agreement or upon liquidation or dissolution of the Company. This supplement updates the Prospectus to include this information where appropriate throughout the Prospectus, including on pages 92 and 96 of the Prospectus.